UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 28, 2014

PENDRELL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Washington	001-33008	98-0221142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

2300 Carillon Point

Kirkland, Washington 98033

(Address of Principal Executive Offices) (Zip Code)

(425) 278-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 28, 2014, Pendrell Corporation, a Washington corporation (the “Company”), dismissed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm. The Company, also on May 28, 2014, engaged Grant Thornton LLP (“Grant Thornton”) as its new independent registered public accounting firm. The Audit Committee of the Company’s Board of Directors (the “Audit Committee”) made the decision to dismiss Deloitte and engage Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

The reports of Deloitte on the consolidated financial statements of the Company as of and for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and any subsequent interim period through May 28, 2014, the Company did not have any disagreement with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of any such disagreement in connection with its report.

During the Company’s two most recent fiscal years and any subsequent interim period through May 28, 2014, no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K have occurred.

The Company has provided Deloitte with a copy of the foregoing disclosures made in response to this Item 4.01 and has requested Deloitte to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agrees with the foregoing statements made by the Company. A copy of Deloitte’s letter is filed as Exhibit 16.1 to this current report on Form 8-K.

The Company has not consulted with Grant Thornton during its two most recent fiscal years or during any subsequent interim period prior to its appointment as the Company’s independent auditor with respect to any of the matters specified in 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter of Deloitte & Touche LLP dated May 28, 2014 addressed to the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENDRELL CORPORATION

	By:	/s/ Timothy M. Dozois
Dated: May 30, 2014		Timothy M. Dozois Corporate Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Deloitte & Touche LLP dated May 28, 2014 addressed to the U.S. Securities and Exchange Commission.